UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2012

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

Commission File No. 1-10962

DELAWARE	95-3797580
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2180 Rutherford Road, Carlsbad, CA 92008-7328

(Address of principal executive offices) (Zip Code)

(760) 931-1771

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in the Form 8-K filed on August 24, 2012 (the “August 24 Form 8-K”) by Callaway Golf Company (the “Company”), on August 24, 2012, the Company entered into (1) separate, privately-negotiated exchange agreements (the “Exchange Agreements”) under which it agreed to exchange (the “Exchange”) 982,361 shares of the Company’s outstanding 7.50% Series B Cumulative Perpetual Convertible Preferred Stock, par value $0.01 per share and liquidation preference $100 per share (the “Preferred Stock”), for $63,227,000 in aggregate principal amount of new 3.75% Convertible Senior Notes due 2019 (the “Notes”), and 5,866,821 shares (the “Exchange Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and (2) private placement purchase agreements (the “Purchase Agreements”) under which it agreed to issue additional Notes in an aggregate principal amount of $49,273,000 (the “Private Placement”).

The Company has completed the Exchange and the Private Placement. Following the Exchange, 417,639 shares of the Preferred Stock remain outstanding. The Notes were issued under an indenture dated August 29, 2012, between the Company and Wilmington Trust, National Association, as trustee (the “Indenture”).

The Company issued the Notes and the Exchange Shares to certain holders of the Preferred Stock in the Exchange, and issued the Notes to certain investors in the Private Placement, in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Descriptions of the Notes, the Indenture, the Exchange Agreements and the Purchase Agreements are set forth in the August 24 Form 8-K and are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the (1) Indenture and the Global Note, copies of which are attached to this report as Exhibits 4.1 and 4.2, respectively, and are incorporated herein in their entirety by reference, (2) the form of Exchange Agreement and (3) the form of Purchase Agreement, copies of which were previously filed by the Company as Exhibits 10.1 and 10.2, respectively, to the August 24 Form 8-K, and are incorporated herein in their entirety by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated August 29, 2012, between Callaway Golf Company and Wilmington Trust, National Association, as trustee.

4.2	Global Note due 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: August 31, 2012	By:	/s/ Brian P. Lynch
	Name:	Brian P. Lynch
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated August 29, 2012, between Callaway Golf Company and Wilmington Trust, National Association, as trustee.

4.2	Global Note due 2019.